UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 19, 2011

Unilens Vision Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861	27-2254517
(Commission File Number)	(IRS Employer Identification No.)

10431 72nd Street North Largo, Florida	33777-1511
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Unilens Vision Inc. held its Annual Meeting of Stockholders on April 19, 2011. Each of the Class I and Class II Board of Directors’ nominees set forth below was elected to hold office until the annual meeting of stockholders in 2014 and 2012, and in each case until their respective successors are duly elected and qualified. Stockholders also ratified the appointment of Pender Newkirk & Company, LLP as the Company’s independent auditors for the 2011 fiscal year. The table below shows the voting results:

	For	Against	Withheld	Broker Non-Votes
Election of Directors
Class I
Nicholas Bennett	873,353	0	501	0
Adrian Lupien	873,263	0	591	0
Class II
Vadim Perelman	873,263	0	591	0

Ratification of Appointment of Independent Auditor	873,428	0	426	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)

Date: May 5, 2011	By	/s/ Leonard F. Barker
		Name:	Leonard F. Barker
		Title:	Chief Financial Officer

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